UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2023
NORDSON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	000-07977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road Westlake, Ohio 44145 (Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 440-892-1580
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting held on February 28, 2023, 52,511,027 shares of the 57,178,683 shares that were outstanding and entitled to vote (91.83%), were represented in person or by proxy and constituted a quorum. The final voting results for each of the proposals submitted to a vote of shareholders at the 2023 Annual Meeting are set forth below.

Proposal 1 – The Company’s shareholders elected Milton M. Morris to the Board of Directors to serve until the 2024 annual meeting of shareholders, and Michael J. Merriman, Jr., Sundaram Nagarajan, and Mary G. Puma to the Board of Directors, each to serve until the 2026 annual meeting of shareholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. The votes were cast as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Milton M. Morris	49,025,465	178,880	3,306,682
Michael J. Merriman, Jr.	45,117,663	4,086,682	3,306,682
Sundaram Nagarajan	48,625,879	578,466	3,306,682
Mary G. Puma	44,365,189	4,839,156	3,306,682

Proposal 2 – The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022. The votes were cast as follows:

For	Against	Abstain
50,417,298	2,060,421	33,308

Proposal 3 – The Company’s shareholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tabular and narrative disclosure included in the Proxy Statement for the 2023 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
46,702,787	2,425,365	76,193	3,306,682

Proposal 4 – The Company’s shareholders approved, on an advisory, non-binding basis, the frequency of approval of the Company’s named executive officer compensation. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
47,904,591	518,926	471,233	309,595

Proposal 5 – The Company’s shareholders did not approve amendments to the Company’s Articles of Incorporation to replace certain supermajority voting requirements with a simple majority standard as further described in the Proxy Statement for the 2023 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
37,076,744	11,885,307	242,294	3,306,682

Proposal 6 – The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to adopt a simple majority voting standard to replace the two-thirds default voting standard under Ohio law as further described in the Proxy Statement for the 2023 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
37,070,750	11,917,837	215,758	3,306,682

Proposal 7 – The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to adopt a simple majority voting standard to replace the two-thirds default voting standard under Ohio law as further described in the Proxy Statement for the 2023 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
37,069,496	11,917,289	217,560	3,306,682

Proposal 8 – The Company’s shareholders approved amendments to the Company’s Regulations to allow the Board of Directors to amend the Company’s Regulations to the extent permitted by Ohio law as further described in the Proxy Statement for the 2023 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
37,194,545	11,874,795	135,005	3,306,682

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSON CORPORATION

Date: March 6, 2023	By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Executive Vice President, General Counsel & Secretary